Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL

OFFICER OF GENERAL PARTNER OF HILAND PARTNERS, LP

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the report on Form 10-Q for the three months ended September 30, 2008 of Hiland Partners LP (the “Company”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew S. Harrison, Chief Financial Officer, Vice President-Finance and Secretary of Hiland Partners GP, LLC, the general partner of Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2008	/s/ Matthew S. Harrison
Matthew S. Harrison
Chief Financial Officer, Vice President-Finance and Secretary